                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:    May 20, 2003
MONTHLY PERIOD:       April, 2003

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A)         The aggregate amount of the
                      distribution with respect to:

                                  Class A-1 Notes                  14,265,382.67
                                  Class A-2 Notes                     198,250.00
                                  Class A-3 Notes                     394,250.00
                                  Class A-4 Notes                     172,741.67
                                    Class B Notes                      34,650.00

          (B)         The amount of the distribution
                      set forth in paragraph A.1
                      (A) above in respect of
                      interest on:

                                  Class A-1 Notes                      20,311.10
                                  Class A-2 Notes                     198,250.00
                                  Class A-3 Notes                     394,250.00
                                  Class A-4 Notes                     172,741.67
                                    Class B Notes                      34,650.00

          (C)

                      The amount of the distribution
                      set forth in paragraph A.1 (A)
                      above in respect of principal
                      on:

                                  Class A-1 Notes                  14,245,071.57
                                  Class A-2 Notes                            -
                                  Class A-3 Notes                            -
                                  Class A-4 Notes                            -
                                    Class B Notes                            -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:   May 20, 2003
MONTHLY PERIOD:      April, 2003

          (D)        The amount of the distribution
                     set forth in paragraph A.1 (A)
                     above per $1,000 interest in:

                                Class A-1 Notes                     107.25851632
                                Class A-2 Notes                       1.62500000
                                Class A-3 Notes                       2.07500000
                                Class A-4 Notes                       2.53333338
                                  Class B Notes                       2.93333333

          (E)        The amount of the distribution
                     set forth in paragraph A.1 (B)
                     above per $1,000 interest in:

                                Class A-1 Notes                       0.15271504
                                Class A-2 Notes                       1.62500000
                                Class A-3 Notes                       2.07500000
                                Class A-4 Notes                       2.53333338
                                  Class B Notes                       2.93333333

          (F)        The amount of the distribution
                     set forth in paragraph A.1 (C)
                     above per $1,000 interest in:

                                Class A-1 Notes                     107.10580128
                                Class A-2 Notes                        -
                                Class A-3 Notes                        -
                                Class A-4 Notes                        -
                                  Class B Notes                        -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

          (A)        The Pool Balance at the close
                     of business on the last day
                     of the Monthly Period:                       394,949,533.57

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:    May 20, 2003
MONTHLY PERIOD:       April, 2003

          (B)         The aggregate outstanding
                      principal amount of each Class
                      of Notes after giving effect
                      to payments allocated to
                      principal as set forth in
                      paragraph A.1 (C) above with
                      respect to:

                               Class A-1 Notes                               -
                               Class A-2 Notes                    122,000,000.00
                               Class A-3 Notes                    190,000,000.00
                               Class A-4 Notes                     68,187,500.00
                                 Class B Notes                     11,812,500.00


          (C)         The Note Pool Factor for each
                      Class of Notes after giving
                      affect to the payments set
                      forth in paragraph A.1 (C)
                      above with respect to:


                               Class A-1 Notes                               -
                               Class A-2 Notes                        1.00000000
                               Class A-3 Notes                        1.00000000
                               Class A-4 Notes                        1.00000000
                                 Class B Notes                        1.00000000


          (D)         The amount of aggregate
                      Realized Losses for the
                      preceding Monthly Period:                       149,872.59

          (E)         The aggregate Purchase Amount
                      for all Receivables that were
                      repurchased in the Monthly
                      Period:                                          12,760.79

2. Servicing Fee

                      The aggregate amount of the
                      Servicing Fee paid to the
                      Servicer with respect to the
                      preceding Monthly Period
                                                                      173,114.00

3. Payment Shortfalls

          (A)         The amount of the Noteholders'
                      Interest Carryover Shortfall
                      after giving effect to the
                      payments set forth in paragraph
                      A.1 (B) above with respect to:

                               Class A-1 Notes                               -
                               Class A-2 Notes                               -
                               Class A-3 Notes                               -
                               Class A-4 Notes                               -
                                 Class B Notes                               -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:    May 20, 2003
MONTHLY PERIOD:       April, 2003

          (B)         The amount of the Noteholders'
                      Interest Carryover Shortfall
                      set forth in paragraph 3(A)
                      above per $1,000 interest with
                      respect to:

                                Class A-1 Notes                              -
                                Class A-2 Notes                              -
                                Class A-3 Notes                              -
                                Class A-4 Notes                              -
                                  Class B Notes                              -


4

          (A)         The aggregate amount of
                      collections by the Servicer
                      during the preceding Monthly
                      Period:                                      22,862,694.24

          (B)         The aggregate amount which was
                      received by the Trust from the
                      Servicer during the Monthly
                      Period:                                      22,689,580.24

          (C)         The number of Receivables that
                      are delinquent for:
                                     30-59 days                               70
                                     60-89 days                               16
                                90 or more days                               10
                 Repossessed Autos in Inventory                               18

M&I Auto Loan Trust 2002-1                                                                                                    Page 1
Monthly Servicing Report

Distribution Date                        May 20, 2003                                       Closing Date:           October 10, 2002
Collection Period Begin Date:           April 1, 2003                         Previous Distribution Date:             April 21, 2003
Collection Period End Date:            April 30, 2003                Previous Collection Period End Date:             March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics        Cutoff Balance        Coupon      Accrual Calendar     Legal Final Maturity         CUSIP

------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes                   $133,000,000.00       1.770%         Actual/360           October 20, 2003        55255PAF7
ii   Class A-2 Notes                   $122,000,000.00       1.950%           30/360                July 20, 2005        55255PAG5
iii  Class A-3 Notes                   $190,000,000.00       2.490%           30/360             October 22, 2007        55255PAH3
iv   Class A-4 Notes                   $ 68,187,500.00       3.040%           30/360             October 20, 2008        55255PAJ9
v    Class B Notes                     $ 11,812,500.00       3.520%           30/360           September 21, 2009        55255PAK6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                               Balance as of               % of Original Balance    Unpaid Interest  Unpaid Interest
                                         4/21/2003       5/20/2003        4/21/2003     5/20/2003      4/21/2003        5/20/2003
------------------------------------------------------------------------------------------------------------------------------------
I.   Class A-1 Notes                 $14,245,071.57   $          0.00       10.71%         0.00%                  -                -
ii   Class A-2 Notes                 $122,000,000.00  $122,000,000.00      100.00%       100.00%                  -                -
iii  Class A-3 Notes                 $190,000,000.00  $190,000,000.00      100.00%       100.00%                  -                -
iv   Class A-4 Notes                 $68,187,500.00   $ 68,187,500.00      100.00%       100.00%                  -                -
v    Class B Notes                   $11,812,500.00   $ 11,812,500.00      100.00%       100.00%                  -                -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 2
Monthly Servicing Report

Distribution Date                     May 20, 2003                                           Closing Date:          October 10, 2002
Collection Period Begin Date:        April 1, 2003                             Previous Distribution Date:            April 21, 2003
Collection Period End Date:         April 30, 2003                    Previous Collection Period End Date:            March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------------
I.    Initial Reserve Deposit                                                   $2,431,305.00
ii    Reserve Account Deposits for Prefunding                                   $        0.00
iii   Beginning of Period Reserve Balance (Including Prefunding Deposits)       $2,624,940.86
iv    Specified Reserve Account Percent                                                  0.50% of Aggregate Loans Purchased
v     Specified Reserve Account Floor                                           $        0.00
vi    Specified Reserve Account Balance                                         $2,624,940.86
vii   Reserve Account Release                                                   $        0.00
viii  Reserve Account Draws                                                     $        0.00
ix    Reserve Account Deposits                                                  $        0.00
x     End of Period Reserve Balance                                             $2,624,940.86
xi    Outstanding Simple Interest Advances                                      $   50,129.69

------------------------------------------------------------------------------------------------------------------------------------
D. Pre-Funding Account

--------------------------------------------------------------------------------
I.    Pre-Funding Amount %                                                17.57%
ii    Pre-Funding Transfer Amount                                $92,217,688.56
iii   Pre-Funding Account Balance                                $         0.00
iv    Investment Earnings and Income on funds in deposit         $         0.00
      in the Pre-Funding Account during the collection period
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E. Servicing

--------------------------------------------------------------------------------
I.    Servicing Fee Percentage                                             0.50%
ii    Beginning of Period Servicing Shortfall                              0.00
iii   End of Period Servicing Shortfall                                    0.00
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 3
Monthly Servicing Report

Distribution Date                                    May 20, 2003                                Closing Date:      October 10, 2002
Collection Period Begin Date:                       April 1, 2003                  Previous Distribution Date:        April 21, 2003
Collection Period End Date:                        April 30, 2003         Previous Collection Period End Date:        March 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics                             Initial Balance                 Prefunding                 Adjusted Initial
                                                            10/4/2002                    11/15/2002                     Balances
------------------------------------------------------------------------------------------------------------------------------------
I.       Principal Balance                                $432,770,483.68            $92,217,688.56               $524,988,172.24
ii       Number of Contracts                                       32,439                     5,706                        38,145
iii      Weighted Average Coupon (WAC)                              7.32%                     6.77%                         7.22%
iv       Weighted Average Original Term                             59.64                     60.04                         59.71
v        Weighted Average Remaining Term                            50.24                     58.22                         51.64
vi       Weighted Average Seasoning                                  9.40                      1.82                          8.07
------------------------------------------------------------------------------------------------------------------------------------

F. Portfolio Characteristics                                Balance as of                     % of Adjusted Initial Balances as of
                                                    3/31/2003           4/30/2003             3/31/2003                  4/30/2003
------------------------------------------------------------------------------------------------------------------------------------
I.       Principal Balance                         $415,473,607.09      $394,949,533.57           79.14%                     75.23%
ii       Number of Contracts                                33,452               32,363           87.70%                     84.84%
iii      Weighted Average Coupon (WAC)                       7.20%                7.20%
iv       Weighted Average Original Term                      59.76                59.80
v        Weighted Average Remaining Term                     46.94                46.13
vi       Weighted Average Seasoning                          12.82                13.68
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 4
Monthly Servicing Report

Distribution Date                       May 20, 2003                                              Closing Date:      August 30, 2001
Collection Period Begin Date:          April 1, 2003                                Previous Distribution Date:       April 21, 2003
Collection Period End Date:           April 30, 2003                       Previous Collection Period End Date:       March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                    # of Contracts     % of # of Contracts     Principal Balance     % of Principal Balance
                                          3/31/2003  4/30/2003  3/31/2003  4/30/2003  3/31/2003   4/30/2003   3/31/2003    4/30/2003
------------------------------------------------------------------------------------------------------------------------------------
I.  30-59 Days Delinquent                    67         70        0.20%      0.22%    694,410.80  737,618.93    0.17%        0.19%
ii  60-89 Days Delinquent                    13         16        0.04%      0.05%    150,044.18  218,224.52    0.04%        0.06%
iii 90-119 Days Delinquent                   15          8        0.04%      0.02%    194,012.34   73,481.12    0.05%        0.02%
iv  120+ Days Delinquent                      0          2        0.00%      0.01%          0.00        0.00    0.00%        0.00%
v   Repo in Inventory (Charged-Off)           6          9        0.02%      0.03%     84,839.09  141,824.54    0.02%        0.04%
vi  Repo in Inventory (Not Charged-Off)      11          9        0.03%      0.03%    180,024.23  129,714.47    0.04%        0.03%
vii Gross Charge-Offs in Period              13         17        0.04%      0.05%     79,279.34  195,683.46    0.02%        0.05%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
G.2 Ratios                                 Ratio
                               2/28/2003   3/31/2003  4/30/2003  3 Month Average
--------------------------------------------------------------------------------
I.  Net Loss Ratio               0.37%       0.10%      0.44%          0.30%
ii  Delinquency Ratio            0.08%       0.08%      0.07%          0.08%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
H. Portfolio Charge-Offs                  Dollar Amount           % of Adjusted Initial Balances
                                    3/31/2003        4/30/2003    3/31/2003            4/30/2003
------------------------------------------------------------------------------------------------
I.  Gross Charge-Offs in Period    $ 79,279.34      $195,683.46     0.015%               0.037%
ii  Cumulative Gross Charge-Offs   $397,460.36      $593,143.82     0.076%               0.113%
iii Net Losses in Period           $ 34,001.32      $149,872.59     0.006%               0.029%
iv  Cumulative Net Losses          $332,649.73      $482,522.32     0.063%               0.092%
------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                               Page 5
Monthly Servicing Report

Distribution Date                     May 20, 2003                                       Closing Date:          August 30, 2001
Collection Period Begin Date:        April 1, 2003                         Previous Distribution Date:           April 21, 2003
Collection Period End Date:         April 30, 2003                Previous Collection Period End Date:           March 31, 2003

-------------------------------------------------------------------------------------------------
I. Pool Collections

-------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                 2,438,285.02
ii     Borrower Principal Collections                                               20,306,743.71
iii    Net Liquidation Proceeds                                                          8,964.16
iv     Recoveries                                                                       45,810.87
v      Simple Interest Advance                                                          50,129.69
vi     Repurchase Amounts (Interest)                                                        78.60
vii    Repurchase Amounts (Principal)                                                   12,682.19
viii   Total Interest Collections                                                    2,488,493.31
ix     Total Principal Collections                                                $ 20,374,200.93
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
J. Pool Balance Reconciliation

-------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                      415,473,607.09
ii     Additional Fundings                                                                      -
iii    Pool Balance Reductions from Principal Collections                           20,328,390.06
iv     Gross Charge-Offs in Period                                                     195,683.46
v      Ending Pool Balance                                                         394,949,533.57
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
K. Total Available

-------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                       22,862,694.24
ii     Pre-Funding Account Income                                                               -
iii    Pre-Funding Account Release                                                              -
           Reserve Account Balance                                 2,624,940.86                 -
           Specified Reserve Account Amount                        2,624,940.86                 -
                                                               ----------------
iv     Reserve Account Release                                                -                 -
v      Reserve Account Draw                                                                     -
vi     Collected Funds                                                              22,862,694.24
-------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 6
Monthly Servicing Report

Distribution Date                   May 20, 2003                                                  Closing Date:    October 10, 2002
Collection Period Begin Date:      April 1, 2003                                    Previous Distribution Date:      April 21, 2003
Collection Period End Date:       April 30, 2003                           Previous Collection Period End Date:      March 31, 2003

------------------------------------------------------------------------------------------------------------------------
L. Waterfall                                         Calculation        Amount Due      Amount Available    Amount Paid
                                                        Steps                           for Distribution

------------------------------------------------------------------------------------------------------------------------
I.   Reimbursement of Outstanding Simple Interest   $         0.00    $    46,289.15      22,862,694.24        46,289.15
     Advances

         Servicing Fee                                  173,114.00
         Previous Servicing Fee Shortfall                     0.00
                                                    ==============
ii   Total Servicing Fee                            $   173,114.00    $   173,114.00      22,816,405.09       173,114.00
iii  Class A Notes Interest Distribution                                  785,552.77      22,643,291.09       785,552.77
iv   Class B Notes Interest Distribution            $         0.00         34,650.00      21,857,738.32        34,650.00
v    Reserve Fund Deposit                           $         0.00    $         0.00      21,823,088.32                -
         a) Previous Class A-1 Notes                $14,245,071.57    $         0.00                  -                -
         b) Previous Note Balance - Pool Balance    $11,295,538.00    $         0.00                  -                -
     X.) MAX of a) and b)                           $14,245,071.57    $         0.00                  -                -
vi   Regular Principal Distribution                 $14,245,071.57     14,245,071.57      21,823,088.32    14,245,071.57
vii  Release to Seller                                                  7,578,016.75       7,578,016.75     7,578,016.75
------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                                                    Page 7
Monthly Servicing Report

Distribution Date                        May 20, 2003                                  Closing Date:                October 10, 2002
Collection Period Begin Date:           April 1, 2003                    Previous Distribution Date:                  April 21, 2003
Collection Period End Date:            April 30, 2003           Previous Collection Period End Date:                  March 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions      Coupon       Number of Days       Current Interest       Previous Interest    Accrued Interest
                                                 in Pay Period                                   Shortfall          on Interest
                                                                                                                     Shortfall

------------------------------------------------------------------------------------------------------------------------------------
     Total Class A Notes                                                $785,552.77                 0.00                0.00
     Class A-1 Notes                 1.770%            29               $ 20,311.10                 0.00                0.00
     Class A-2 Notes                 1.950%            30               $198,250.00                 0.00                0.00
     Class A-3 Notes                 2.490%            30               $394,250.00                 0.00                0.00
     Class A-4 Notes                 3.040%            30               $172,741.67                 0.00                0.00
     Class B Notes                   3.520%            30               $ 34,650.00                 0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
N. Bond Interest Distributions     Total Bond         Total Bond       Interest
                                  Interest Due       Interest Paid     Shortfall

--------------------------------------------------------------------------------
     Total Class A Notes           785,552.77         785,552.77         0.00
     Class A-1 Notes                20,311.10          20,311.10         0.00
     Class A-2 Notes               198,250.00         198,250.00         0.00
     Class A-3 Notes               394,250.00         394,250.00         0.00
     Class A-4 Notes               172,741.67         172,741.67         0.00
     Class B Notes                  34,650.00          34,650.00         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
N. Bond Principal Distributions

--------------------------------------------------------------------------------
     Priority Principal Distribution                                           -
     Regular Principal Distribution                                14,245,071.57
                                                                   =============
     Total Principal Distribution                                  14,245,071.57

     Class A-1 Notes Principal Distribution                        14,245,071.57
     Class A-2 Notes Principal Distribution                                 0.00
     Class A-3 Notes Principal Distribution                                 0.00
     Class A-4 Notes Principal Distribution                                 0.00
     Class B Notes Principal Distribution                                   0.00
--------------------------------------------------------------------------------